SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (date of earliest event reported): February 11, 2004

NOTIFY TECHNOLOGY CORPORATION

(Exact name of registrant as specified in its charter)

California	000-23025	77-0382248
(State or jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1054 S. De Anza Blvd., Suite 105

San Jose, CA 95129

(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code: (408) 777-7920

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits

(a)	Financial Statements.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits

99.1	Press Release dated February 10, 2004 announcing the Registrant’s results for the fiscal quarter ended December 31, 2003.

Item 12. Results of Operations and Financial Condition

On February 10, 2004, Notify Technology Corporation issued a press release reporting its results for the fiscal quarter ended December 31, 2003. The full text of the press release is set forth in Exhibit 99.1 hereto.

The information in this Form 8-K and the exhibits attached hereto are being furnished to the Securities and Exchange Commission in accordance with the requirements of the Commission. Neither any information in this Form 8-K nor the exhibits attached hereto shall be deemed “filed” with the Commission for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOTIFY TECHNOLOGY CORPORATION

Dated: February 11, 2004	By:	/S/ Gerald W. Rice
Gerald W. Rice, Chief Financial Officer

Exhibit Index

Exhibit Number	Exhibit Title
99.1	Press Release dated February 10, 2004 announcing the Registrant’s results for the fiscal quarter ended December 31, 2003.